UPDATING SUMMARY PROSPECTUS

FOR

DEFERRED VARIABLE ANNUITY

an individual variable and fixed deferred annuity contract — flexible purchase payments issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE ANNUITY ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2026

The Prospectus for the Deferred Variable Annuity Contract (the “Contract”) contains more information about the Contract, including its features, benefits, and risks. You can find the Prospectus and other information about the Contract online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

Appendix A to this Summary Prospectus lists the Portfolios and Fixed Account Options currently available in the Contract and includes additional information about the Portfolios and Fixed Account Options. Appendix B to the Prospectus describes the Fixed Account Options.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Contract is a complex investment and involves risks, including potential loss of principal. Contracts are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties.

Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits) are subject to the claims-paying ability and financial strength of The Penn Insurance and Annuity Company.

**********

DEFINITIONS

The following key terms and their definitions are included to help make this Summary Prospectus as readable and understandable for you as possible. More detailed information concerning the terms defined below is in the appropriate sections of this Summary Prospectus or the Prospectus.

Accumulation Benefit Base: The amount used to determine the minimum value available at the end of the Accumulation Benefit Period under the Guaranteed Minimum Accumulation Rider.

Accumulation Benefit Period: Depending on the available option selected under the Guaranteed Minimum Accumulation Rider, a period of time of either seven or 10 years at Contract issue, and five, seven, or 10 years upon electing a Reset Benefit.

Accumulation Income Benefit Base: The amount used to determine the Guaranteed Annual Withdrawal Amount under the Accumulation Income Rider.

Accumulation Income Rider: An optional benefit that may be added to your Contract, for an additional charge, which provides for a guaranteed Lifetime Withdrawal benefit. References to the “Accumulation Income Rider” apply to the Accumulation Income Rider I purchased before June 1, 2024, and the Accumulation Income Rider II purchased on or after July 1, 2024, unless otherwise indicated.1

Accumulation Unit: A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Base Contract: The Contract without optional benefits.

Code: The Internal Revenue Code of 1986, as amended.

Company: The Penn Insurance and Annuity Company. Also referred to as “we,” “our,” and “us,” or “PIA.”

Contract: The combination variable and fixed annuity Contract described in this Summary Prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date. All values that are determined on a Contract Anniversary are based on the next close of regular trading on the NYSE. To the extent the Contract Anniversary falls on a date other than a business day any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.

Contract Date: The date the Contract is issued.

Contract Owner or Owner: The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.

Contract Specifications Page: The Contract Specifications Page contains your Contract’s individual specifications.

Contract Value: The sum of the Variable Account Value and the Fixed Account Value.

Contract Year: The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.

[1]

For those Contracts issued from June 1, 2024 to June 30, 2024, the withdrawal rates provided under the Accumulation Income Rider II were retroactively applied, and the Contract Owner was re-issued a revised Contract after July 1, 2024 to reflect the Accumulation Income Rider II.

Covered Life: The person designated in the Contract upon whose age/lifetime the features and benefits of any Rider are based.

Fixed Account: The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.

Fixed Account Option: The Investment Options available under the Company’s Fixed Account, including the Short-Term Fixed Account and the Fixed Dollar Cost Averaging Options.

Free Withdrawal Amount: The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Surrender Charge Period without incurring a Surrender Charge.

Guaranteed Annual Withdrawal Amount (Accumulation Income Rider): The annual amount you may withdraw under the Accumulation Income Rider and based on the amount of the Accumulation Income Benefit Base and the Lifetime Withdrawal Rate that applies for the Covered Life(ves) at that time.

Guaranteed Annual Withdrawal Amount (Guaranteed Income Rider): The annual amount you may withdraw under the Guaranteed Income Rider and based on the amount of the Guaranteed Income Benefit Base and the withdrawal rate under the Living Benefit Guarantee at that time.

Guaranteed Income Benefit Base: The amount used to determine the Guaranteed Annual Withdrawal Amount under the Guaranteed Income Rider.

Guaranteed Income Rider: An optional benefit that may be added to your Contract, for an additional charge, which provides for guaranteed minimum withdrawals under the Living Benefit Guarantee. References to the “Guaranteed Income Rider” apply to the Guaranteed Income Rider I purchased before June 1, 2024, the Guaranteed Income Rider II purchased on or after July 1, 2024, and before February 2, 2026, and the Guaranteed Income Rider III purchased on or after February 2, 2026, unless otherwise indicated.2

Guaranteed Minimum Accumulation Benefit Amount: The guaranteed minimum amount which will be available as your Contract Value at the end of the Accumulation Benefit Period if you elect to add the Guaranteed Minimum Accumulation Rider optional benefit to your Contract.

Guaranteed Minimum Accumulation Rider: An optional benefit that may be added to your Contract, for an additional charge, at issue which provides for return of minimum value at the end of the Accumulation Benefit Period.

Initial Purchase Payment: The sum of all deposits made into the Contract on the Contract Date.

Investment Options: The Contract’s investment options that consist of the Variable Investment Options and the Fixed Account Options.

Joint Life Guarantee:  Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider(s) will cover two Covered Lives, specified at Contract issue.

Lifetime Withdrawal: Withdrawals available under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider and under the Lifetime Withdrawal Guarantee of the Guaranteed Income Rider that provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves).

[2]

For those Contracts issued from June 1, 2024 to June 30, 2024, the withdrawal rates provided under the Guaranteed Income Rider II were retroactively applied, and the Contract Owner was re-issued a revised Contract after July 1, 2024 to reflect the Guaranteed Income Rider II.

Lifetime Withdrawal Guarantee: Provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves) under the Accumulation Income Rider and under the Lifetime Withdrawal Guarantee of the Guaranteed Income Rider.

Lifetime Withdrawal Rate: The percentage applied to the Guaranteed Income Benefit Base (based on the age of the (younger) Covered Life) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee provided by the Guaranteed Income Rider. The percentage applied to the Accumulation Income Benefit Base (equal to the sum of the Age-Based Lifetime Withdrawal Rate and the Effective Waiting Bonus) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider.

Living Benefit Guarantee: Provides Guaranteed Annual Withdrawal Amounts under either the Lifetime Withdrawal Guarantee or the Standard Withdrawal Guarantee of the Guaranteed Income Rider.

Maturity Age: The oldest age at which annuity payments may begin as specified in your Contract (generally Actual Age 100).

Monthly Anniversary: The same day of each month as the Contract Anniversary; if there is no corresponding date in the month, the Monthly Anniversary date will be the last date of such month.

NYSE: New York Stock Exchange.

Non-Qualified Contract: A non-qualified annuity is not part of an employer provided retirement program and may be purchased by any individual or entity; contributions to non-qualified annuities are made with after-tax dollars.

Portfolios: The mutual fund portfolios that are available for investment in the Variable Investment Options of the Separate Account. The Portfolios are referred to sometimes as Portfolio Companies.

Purchase Payment: Any deposit made into the Contract.

Qualified Contract: A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan, such as a defined benefit pension plan, or an individual retirement arrangement, such as an Individual Retirement Annuity (IRA). PIA does not issue contracts through 401(k) or similar defined contribution pension plans.

Required Minimum Distributions (RMD): Required minimum distributions under the Internal Revenue Code.

Reset Benefit: A benefit available under the Guaranteed Minimum Accumulation Rider, which allows a Contract Owner to reset the Accumulation Benefit Base as the current Contract Value as of any Contract Anniversary and start a new Accumulation Benefit Period.

Reset Benefit Date: Any Contract Anniversary on which a Reset Benefit has been elected under an effective Guaranteed Minimum Accumulation Rider.

Rider: Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Base Contract — including the Enhanced Death Benefit Rider, Guaranteed Income Rider, Accumulation Income Rider, and Guaranteed Minimum Accumulation Rider (although rider availability may vary by state and may change in the future).

Rider Charge: The applicable charge for an optional benefit Rider that you may purchase with your Contract.

Separate Account:  The PIA Variable Annuity Account I, of The Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts, each of which invests exclusively in a specific Portfolio and is referred to sometimes as a Variable Investment Option.

Short-Term Fixed Account: The Investment Option available under the Fixed Account that earns a rate of interest declared by the Company from time to time.

Single Life Guarantee: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract issue.

Spousal Step-In: Under Code Section 72(s), upon Contract Owner’s death, a spouse who is sole primary Beneficiary of a Contract may take the Contract as their own.

Standard Death Benefit: The amount of the death benefit under the Contract, calculated as described under “What Are the Supplemental Riders and Benefits That Are Available? — Death Benefit.”

Standard Withdrawal Benefit Balance: Used to determine how long the benefit will last under the Standard Withdrawal Guarantee of the Guaranteed Income Rider.

Standard Withdrawal Guarantee: Provides Guaranteed Annual Withdrawal Amounts for the earlier of the Standard Withdrawal Benefit Balance reducing to zero and the lifetime(s) of the Covered Life(ves) under the Standard Withdrawal Guarantee of the Guaranteed Income Rider.

Standard Withdrawal Rate: The percentage applied to the Guaranteed Income Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Guaranteed Income Rider. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be determined by the then applicable Lifetime Withdrawal Rate and the Standard Withdrawal Rate Threshold.

Standard Withdrawal Rate Threshold: The amount added to the then applicable Lifetime Withdrawal Rate to determine which Standard Withdrawal Rates are available under the Standard Withdrawal Guarantee of the Guaranteed Income Rider.

Step-Up: An increase in the Guaranteed Income Benefit Base, the Accumulation Income Benefit Base, the Enhanced Death Benefit Base, or the Standard Withdrawal Benefit Balance to an amount equal to 100% of the Contract Value, determined on the applicable Contract Anniversary.

Subsequent Purchase Payment: Any deposit made into the Contract after the Contract Date.

Surrender Charge: A fee imposed as a percentage of the amount of the Purchase Payments withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Surrender Charge Period.

Surrender Charge Period: The number of Contract Years during which a Purchase Payment is subject to a Surrender Charge.

Variable Account: The account under which amounts are held for the Contract Owner under all Variable Investment Options prior to the Annuity Date.

Variable Account Value: The sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.

Variable Investment Options: The subaccounts of the Separate Account, each of which invests exclusively in a specified Portfolio.

Withdrawal Phase: The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider or under the Living Benefit Guarantee of the Guaranteed Income Rider.

You, Your: The Contract Owner, who can make decisions regarding allocation of Purchase Payments, transfers, withdrawals, surrender, naming Beneficiary(ies), electing Riders, and other matters (all within the Contract limits).

UPDATED INFORMATION ABOUT THE DEFERRED VARIABLE ANNUITY CONTRACT

The information in this Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

Effective on or about May 12, 2026, the Capital Growth Portfolio of Vanguard Variable Insurance Funds was renamed the PRIMECAP Portfolio.

On December 15, 2025, the investment advisory team for the Diversified Value Portfolio of Vanguard Variable Insurance Funds was restructured. Lazard Asset Management LLC was removed as advisor to the Portfolio, and Aristotle Capital Management, LLC and Harris Associates L.P. were added as advisors. Hotchkis and Wiley Capital Management, LLC remains as advisor to the Portfolio.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE DEFERRED VARIABLE ANNUITY CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS

Are There Charges or Adjustments for Early Withdrawals?

Yes. If you surrender your Contract or withdraw money from the Contract within seven years following your last Purchase Payment, you will be assessed a Surrender Charge of up to 8.00% of Purchase Payments withdrawn.

For example, if you make a withdrawal in the first year, you could pay a Surrender Charge of up to $8,000 on a $100,000 investment.

For more detailed information, see the Prospectus: “Surrender Charge” under “What Are the Fees and Charges Under the Contract?”

Are There Transaction Charges?

Yes. In addition to Surrender Charges, you may also be charged for other transactions, such as transfers between Investment Options.

For more detailed information, see the Prospectus: “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Contract?”

FEES, EXPENSES, AND ADJUSTMENTS

Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.40%	1.40%
	Portfolio fees and expenses[2]	0.09%	0.36%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.35%	2.50%
	[1] Expressed as an annual percent of Contract Value in the Variable Investment Options.
[2] Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025, and could change from year to year.
[3]  Expressed as an annual percentage of the applicable benefit base or Variable
Account Value, depending on the optional benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $1,516	Highest Annual Cost: $5,010

Assumes:

•

Investment of $100,000

•

5.00% annual appreciation

•

Least expensive combination of the Contract and Portfolio fees and expenses

•

No optional benefits

•

No sales charges

•

No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5.00% annual appreciation

•

Most expensive combination of the Contract, optional benefits and Portfolio fees and expenses

•

No sales charges

•

No additional Purchase Payments, transfers, or withdrawals

RISKS
Is There a Risk of Loss from Poor Performance?

Yes. You can lose money by investing in this Contract, including loss of your Purchase Payments (principal).

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Contract.”

RISKS
Is this a Short-Term Investment?

No. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A Surrender Charge may apply in certain circumstances, and potentially result in a significant reduction in the Standard Death Benefit, potentially significant reduction in or loss of optional benefits, and/or federal and state income taxes and tax penalties.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Contract.”

What Are the Risks Associated with the Investment Options?

•

An investment in the Contract is subject to the risk of loss/poor investment performance of the Portfolios you choose, and the value of an investment can vary depending on the performance of the Portfolios.

•

Each Investment Option (the Variable Investment Options and the Fixed Account Options) has its own unique risks. You should review these Investment Options before making an investment decision. The performance of the Portfolios will vary among each other, may underperform similar mutual funds not available through the Variable Investment Options, and some are riskier than others.

•

A discussion of the risk of allocating your Purchase Payments to one or more Portfolios can be found in the prospectuses for the Portfolios. You should review the prospectuses for the Portfolios before making an investment decision.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Contract;” “Appendix A — Investment Options Available Under the Contract;” “Appendix B — Fixed Account Options.”

What Are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company, including:

•

Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits) are subject to the claims-paying ability and financial strength of the Company.

•

There are risks relating to the Company’s administration of the Contract, including, among others, cybersecurity and infectious disease outbreak risks.

•

If the Company experiences financial distress, it may not be able to meet its obligations to you.

•

More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see the Prospectus: “The Penn Insurance and Annuity Company;” “Financial Statements;” “Insurance Company Risks” under “Summary of Principal Risks of Investing in the Contract;” “Other Information.”

RESTRICTIONS

Are There Restrictions on the Investment Options?

Yes.

•

You can allocate your Purchase Payments to the Variable Investment Options (that invest in the Portfolios) or the Fixed Account Options.

•

The minimum amount that may be transferred is $250 or, if less, the total amount held in the Investment Option.

•

The Company reserves the right to remove or substitute any of the Portfolios as Investment Options that are available under the Contract.

•

In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Contract Owners.

•

We will also reject or reverse a transfer request if for any reason any of the Portfolios do not accept the purchase of its shares.

•

In addition, we reserve the right to reject any Purchase Payment at any time for any reason.

For more detailed information, see the Prospectus: “How Do I Change the Contract’s Investment Allocations?;” “Appendix B — Fixed Account Options.”

Are There any Restrictions on Contract Benefits?

Yes. The Contract offers a selection of optional benefits.

•

If you select an optional benefit, you are not permitted to invest in the Short-Term Fixed Account. In the future, we may change this restriction or add new ones relating to other Investment Options.

•

Withdrawals, including Required Minimum Distributions (“RMDs”), may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit and the Contract.

•

We will impose a surrender charge on withdrawals under the optional benefits that exceed the Free Withdrawal Amounts during the Surrender Charge Period.

•

Subsequent Purchase Payments are not permitted during the Withdrawal Phase of the Accumulation Income Rider, which means that the Purchase Payments cannot be used at that time to increase Contract Value, the death benefit, or the Accumulation Income Benefit Base.

•

While the Guaranteed Minimum Accumulation Rider provides a guarantee that is designed to provide a minimum Contract Value, additional Purchase Payments made after the first 12 months of the Accumulation Benefit Period will not be included in the Accumulation Benefit Base. Any additional Purchase Payments made after the first 12 months will increase the Contract Value but not the Accumulation Benefit Base and may reduce the likelihood of receiving the benefit provided by the Guaranteed Minimum Accumulation Rider.

•

We may modify or stop offering an optional benefit at any time, and the availability of such benefits may vary by state.

For more detailed information, see the Prospectus: “What Are the Supplemental Riders and Benefits That Are Available?”

TAXES

What Are the Contract’s Tax Implications?

•

Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•

If you purchase the Contract through a tax-qualified plan or individual retirement account (“IRA”), you do not get any additional tax benefit.

•

Withdrawals from your Contract are taxed at ordinary income tax rates, and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Contract — Taxes and Tax Risks;” “How Is the Contract Treated Under Federal Income Tax Law?”

CONFLICTS OF INTEREST

How Are Investment Professionals Compensated?

Your financial professional may receive compensation for selling this Contract to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Contract with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else.)

For these reasons, these financial professionals may have a financial incentive to recommend this Contract over another annuity contract or investment.

For more detailed information, see the Prospectus: “Distribution Arrangements.”

Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

For more detailed information, see the Prospectus: “How Do I Purchase the Contract? — Tax Free ‘Section 1035’ Insurance Contract Exchanges.”

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE DEFERRED VARIABLE ANNUITY CONTRACT

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Vanguard Variable Insurance Fund
Domestic Large Blend	Equity Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	17.70%	14.27%	14.66%
Domestic Large Blend	Total Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	16.93%	12.98%	14.10%
Intermediate- Term Bond	Global Bond Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	5.69%	-0.41%	1.59%[1]
Domestic Mid Blend	Mid-Cap Index Portfolio The Vanguard Group, Inc. (Adviser)	0.17%	11.54%	8.46%	10.77%
Moderate Allocation	Moderate Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.12%	16.19%	6.51%	8.14%
Intermediate- Term Bond	Total Bond Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	6.94%	-0.51%	1.90%
International Large Blend	Total International Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.09%	32.04%	7.88%	7.20%[1]
Conservative Allocation	Conservative Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.12%	12.73%	4.22%	6.14%
Moderate Allocation	Balanced Portfolio Wellington Management Company LLP (Adviser)	0.20%	16.46%	9.29%	10.03%

[1]	Since inception (9/7/2017).

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Domestic Large Growth	PRIMECAP Portfolio[2] PRIMECAP Management Company (Adviser)	0.34%	28.98%	13.97%	14.96%
Domestic Large Value	Diversified Value Portfolio Hotchkis and Wiley Capital Management LLC (Adviser), Aristotle Capital Management, LLC (Adviser) and Harris Associates L.P. (Adviser)	0.28%	16.83%	13.24%	11.76%
Domestic Large Value	Equity Income Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	16.80%	12.59%	11.52%
Domestic Large Growth	Growth Portfolio Wellington Management Company LLP (Adviser)	0.36%	16.89%	11.36%	15.58%
High Yield Bond	High Yield Bond Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.24%	9.18%	4.05%	5.62%
International Large Growth	International Portfolio Baillie Gifford Overseas Ltd. (Adviser) and Schroder Investment Management North America Inc. (Adviser)	0.32%	19.97%	0.62%	10.48%
Real Estate	Real Estate Index Portfolio The Vanguard Group, Inc. (Adviser)	0.26%	3.11%	4.51%	5.08%
Domestic Small Growth	Small Company Growth Portfolio ArrowMark Colorado Holdings LLC (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	6.11%	3.81%	9.61%

2	Effective on or about May 12, 2026, the Vanguard Variable Insurance Funds - Capital Growth Portfolio was renamed the Vanguard Variable Insurance Funds — PRIMECAP Portfolio.

The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below. We will provide you with written notice before making any such changes. Amounts withdrawn or surrendered from the Fixed Account Option may be subject to surrender charges, taxes and tax penalties. See “Dollar Cost Averaging Program - Fixed Dollar Cost Averaging Options” and Appendix B to the Prospectus for more information about the Fixed Account Options.

NAME	TERM	MINIMUM GUARANTEED INTEREST RATE

Short-Term Fixed Account	12 months	between 0.15% and 3.00%

Fixed Dollar Cost Averaging Account	6 or 12 months	between 0.15% and 3.00%

Depending on the optional benefits you choose, you may not be able to invest in certain Investment Options. If you select an optional benefit, you are not permitted to invest in the Short-Term Fixed Account. In the future, we may change this restriction or add new ones relating to other Investment Options.

The Prospectus and Statement of Additional Information (the “SAI”) include additional information about the Deferred Variable Annuity Contract. These documents are available without charge upon request from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The Prospectus anpd SAI are incorporated by reference into this Summary Prospectus and, therefore, both are legally a part of this Summary Prospectus.

The SEC EDGAR Contract Identifier for the Deferred Variable Annuity Contract is C000245971.

PM9069	5/26